EXHIBIT 10(n)

                             FIRST AMENDMENT TO THE
                   CRIIMI MAE MANAGEMENT, INC. RETIREMENT PLAN


CRIIMI MAE Management, Inc. (the "Employer") having heretofore adopted the CRIIMI MAE Management, Inc. Retirement Plan and Trust, a prototype plan document consisting of the Plan Agreement #001 and the Putnam Basic Plan Document #07 (the "Plan") effective as of September 1, 1997, pursuant to the power reserved to the Employer in Section 17.1 of the Plan, hereby amends the Plan Agreement as set forth below.

1. Subsection A.(4) of section 3. is amended in its entirety effective as of September 1, 1997, to read as follows:

         3. Eligibility for Plan Participation (Plan Section 3.1). Employees will be eligible to participate in the Plan when they complete the requirements you select in A,B,C and D below.

             A. Classes of Eligible Employees. The Plan will cover all employees who have met the age and service requirements with the following exclusions:

                  (1) No exclusions. All job classifications will be eligible.

         X        (2)      Plan will exclude employees in a unit of Employees
                           covered by a collective bargaining agreement with
                           respect to which retirement benefits were the subject
                           of good faith bargaining, with the exception of the
                           following collective bargaining units, which will be
                           included:     .
                                     ----

         X        (3)      The Plan will exclude employees who are non-resident
                           aliens without U.S. source income.

         X        (4)      Employees of the following Affiliated Employers
                           (specify):
                           CRIIMI MAE, Inc.
                           -----------------
                           CRIIMI, Inc.
                           ------------
                           CRI Liquidating REIT, Inc.
                           --------------------------
                           CRIIMI MAE Financial Corp.
                           --------------------------
                           CRIIMI MAE Financial III
                           ------------------------
                           CRIIMI MAE Financial II
                           -----------------------

                  (5)      Leased Employees

                  (6)      Employees in the following other classes (specify):

                           ----------
                           ----------



2. Subsection A.(1).(d) of Section 7. Is amended in its entirety effective as of September 1, 1997, to read as follows:

         7.   Compensation (Plan Section 2.8).
              ----------------------------------

              A.       Amount.
                       ------

                  (1) Elective Deferrals and Employer Matching Contributions. Compensation for the purposes of determining the amount and allocation of Elective Deferrals and Employer Matching Contributions will be determined as follows (choose either (a) or (b), and (c) and/or (d) as applicable).

                           X     (a)     Compensation will include Form W-2
                                         earnings as defined in Section 2.8 of
                                         the Plan.

                                 (b)     Compensation will include all
                                         compensation included in the definition
                                         of Code Section 415 Compensation in
                                         Plan Section 6.5(b) of the Plan.

                           X    (c)      In addition to the amount provided in
                                         either (a) or (b) above, Compensation
                                         will also include any amounts withheld
                                         from the employee under a 401(k) plan,
                                         cafeteria plan, SARSEP, tax sheltered
                                         403(b) arrangement, or Code Section 457
                                         deferred compensation plan, and
                                         contributions described in Code
                                         Section 414(h)(2) that are picked up
                                         by a governmental employer.

                            X    (d)     Compensation will also exclude the
                                         following amount (choose each that
                                         applies):

                                         (i)      overtime Pay.

                                  X      (ii)     bonuses.

                                         (iii)    commissions.

                                  X      (iv)     other pay (describe): Auto
                                                  Allowance, Stock Compensation,
                                                  Referral Fees, Air Fare Bonus,
                                                  BWI Bonus, Group Term Life
                                                  Insurance benefit, Long Term
                                                  Disability benefit, Moving
                                                  Expenses and Tuition
                                                  Reimbursement.

                                         (v)      compensation in excess of $
                                                                             --

In all other respects, the Plan provisions remain in full force and effect.

IN WITNESS, WHEREOF, the Employer has caused the First Amendment to the Plan to be duly executed in its name and behalf and its corporate seal to be affixed this First day of September, 1997.

ATTEST:

CRIIMI MAE Management, Inc. Retirement Plan   Putnam Fiduciary Trust Company



By:    /s/ Cynthia O. Azzara                   By:    /s/ Christopher Mastrianni
       --------------------------                     --------------------------

Title: Senior Vice President/CFO            Title:    Vice President
       -------------------------                      --------------------------

Date:  September 1, 1997                     Date:    June 12, 1998
       --------------------------                     --------------------------

                                                                EXHIBIT 10(o)

                             SECOND AMENDMENT TO THE
                   CRIIMI MAE MANAGEMENT, INC. RETIREMENT PLAN


CRIIMI MAE Management, Inc. (the "Employer") having heretofore adopted the CRIIMI MAE Management, Inc. Retirement Plan, a prototype plan document consisting of the Plan Agreement #001 and the Putnam Basic Plan Document #07 (the "Plan") effective as of September 1, 1997, pursuant to the power reserved to the Employer in Section 17.1 of the Plan, hereby amends the Plan Agreement as set forth below.

1. Subsection C.(8) of Section 3. of the Plan Agreement is hereby amended effective April 1, 1999, by striking said subsection in its entirety and by substituting the following new paragraph in lieu thereof:

         "(8) Entry Dates. Each employee in an eligible class who completes the age and service requirements specified above will begin to participate in the Plan on (check one):

                 (a) The first day of the month in which he fulfills the requirements.

          X      (b)      The first of the following dates occurring after he
                          fulfills the requirements (check one):

                         (i) The first day of the month following the date he fulfills the requirements (monthly).

                  X      (ii)   The first day of the first, fourth, seventh
                                and tenth months in a Plan Year (quarterly).

                         (iii) The first day of the first month and the seventh month in a Plan Year (semiannually).

                 (c)     Other:      (May be no later than (i) the first day of
                                ----
                                the Plan Year after which he fulfills the requirements, and (ii) the date six months after the date on which he fulfills the requirements, which ever occurs first.)."

2. Subsection A.(3) of Section 4. of the Plan Agreement is hereby amended effective April 1, 1999, by striking said subsection in its entirety and substituting the following new paragraph in lieu thereof:

         "(3) A Participant may begin to make Elective Deferrals, or change the amount of his Elective Deferrals, as of the following dates (check one):

                  (a)    First business day of each month (monthly).

           X      (b)    First business day of the first, fourth, seventh and
                         tenth months of the Plan Year (quarterly).

                  (c) First business day of the first and seventh months of the Plan Year (semiannually).

                  (d)    First business day of the Plan Year only (annually).

                  (e)    Other:        . "
                                -------

In all other respects, the Plan provisions remain in full force and effect.

IN WITNESS, WHEREOF, the Employer has caused the Second Amendment to the Plan to be duly executed in its name and behalf and its corporate seal to be affixed this First day of December 1999.

ATTEST:

CRIIMI MAE Management, Inc.               Putnam Fiduciary Trust Company



By:     /s/ H. William Willoughby            By: /s/ Tina A. Campbell
        -----------------------------            ------------------------

Title:  President and Secretary           Title: SVP Compliance and Consulting
        -----------------------------            -----------------------------

Date:   December 1, 1999                   Date: January 22, 2001
        -----------------------------            ----------------------------

                                                                EXHIBIT 10(p)

                             THIRD AMENDMENT TO THE
                   CRIIMI MAE MANAGEMENT, INC. RETIREMENT PLAN


CRIIMI MAE Management, Inc.(the "Employer") having heretofore adopted the CRIIMI MAE Management, Inc. Retirement Plan, a prototype plan document consisting of the Plan Agreement #001 and the Putnam Basic Plan Document #07 (the "Plan") effective as of September 1, 1997, pursuant to the power reserved to the Employer in Section 17.1 of the Plan, hereby amends the Plan Agreement as set forth below.

1. Subsection B.(2) of Section 4., of the Plan Agreement is hereby amended effective January 1, 2001, by striking said subsection in its entirety and by substituting the following new paragraph in lieu thereof:

         "(2) Qualified Participant. In order to receive an allocation of Employer Matching Contributions for a Plan Year, an Employee must be a Qualified Participant for that purpose. Select below either (a) alone, or any combination of (b), (c) and (d).

                 (a) To be a Qualified Participant eligible to receive Employer Matching Contributions for a Plan Year, an Employee must (check (i) or (ii)):

                        (i) Either be employed on the last day of the Plan Year, complete more than 500 Hours of Service in the Plan Year, or retire, die or become disabled in the Plan Year.

                        (ii) Either be employed on the last day of the Plan Year or complete more than 500 Hours of Service in the Plan Year.

                        Stop here if you checked (a). If you did not check (a), check (b), (c) or (d), or any combination of (b), (c) and (d).

                        To be a Qualified Participant eligible to receive Employer Matching Contributions for a Plan Year, an Employee must:

                  X     (b)    Be credited with 1 (choose 1, 501 or 1000) Hours
                               of Service in the Plan Year.

                        (c)    Be an Employee on the last day of the Plan Year.

                        (d)    Retire, die or become disabled during the Plan
                               Year."

2. Subsection A.(3) of Section 9., of the Plan Agreement is hereby amended effective January 1, 2001, by striking said subsection in its entirety and by substituting the following new paragraph in lieu thereof:

         "(3)     Vesting Schedules:

                 (a)    100% vesting immediately upon participation in the Plan.

           X     (b)    Five-Year Graded Schedule:

                        Vested Percentage     20%     40%    60%    80%    100%

                        Years of Service       1       2      3      4       5

                 (c)    Seven-Year Graded Schedule:

                        Vested Percentage     20%     40%    60%    80%    100%

                        Years of Service       3       4      5      6       7

                 (d)    Six-Year Graded Schedule:

                        Vested Percentage     20%     40%     60%   80%    100%

                        Years of Service       2       3       4     5       6

                 (e)    Three-Year Cliff Schedule:

                        Vested Percentage     0%     100%

                        Years of Service      0-2      3

                 (f)    Five-Year Cliff Schedule:

                        Vested Percentage     0%     100%

                        Years of Service      0-4      5

                 (g) Other Schedule (must be at least as favorable as Seven-Year Graded Schedule or Five-Year Cliff Schedule):

                        (i)     Vested Percentage   %   %   %   %   %
                                                  --  --  --  --  --

                        (ii)    Years of Service                    "
                                                  --  --  --  --  --
3. In all other respects, the Plan provisions remain in full force and effect.

IN WITNESS, WHEREOF, the Employer has caused the Third Amendment to the Plan to be duly executed in its name and behalf and its corporate seal to be affixed as of the date signed below.

ATTEST:

CRIIMI MAE Management, Inc.                   Putnam Fiduciary Trust Company



By:          /s/ H. William Willoughby                By:  /s/ Tina A. Campbell
             --------------------------                    --------------------

Print Name:  H. William Willoughby            Print Name:  Tina A. Campbell
             --------------------------                    --------------------

Title:       President and Secretary               Title:  SVP Compliance &
             --------------------------                    Consulting
                                                           --------------------

Date:        December 20, 2000                      Date:  January 22, 2001
             --------------------------                    --------------------